                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     DECEMBER 29, 1999
                                                 -------------------------------


                                DOUBLECLICK INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)





         DELAWARE                        000-23709               13-3870996
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
        of incorporation)               File Number)         Identification No.)

450 WEST 33RD STREET, NEW YORK, NEW YORK                               10001
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code        (212)683-0001
                                                   -----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2   Acquisition or Disposition of Assets

     On December 29, 1999 DoubleClick Inc. (the "Company") completed the acquisition of DoubleClick Scandinavia AB ("DoubleClick Scandinavia") under the terms of the Agreement on the Sale and Purchase of Shares, dated as of December 17, 1999 (the "Agreement"), between the Company and the Sellers listed on Appendix 1 thereto. Under the Agreement, the Company acquired the remaining 90.7% of the outstanding shares of DoubleClick Scandinavia that the Company did not previously own. In the transaction, the shares of DoubleClick Scandinavia not owned by the Company were exchanged for an aggregate of 356,642 shares of Company common stock (or 713,284 shares after giving effect to the 2-for-1 stock split effected on January 10, 2000). A second incremental payment is anticipated at approximately 90,000 shares (post-split) to be issued by March 15, 2000. Additional shares of Company common stock will be issued in intervals through March 2002, which number of shares will be determined based on the revenues achieved by DoubleClick Scandinavia and the Company's share price at the times of determination. The minimum value of these additional shares that will be issued under the agreement is approximately $32 million. The terms of the transaction were determined through arms-length negotiations between the Company and the DoubleClick Scandinavia shareholders.

     Copies of the Company's press release announcing the transaction and describing DoubleClick Scandinavia's business, which the Company intends to continue, are incorporated herein by reference and included as Exhibit 99.1 hereto.

Item 7   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired. To be filed by Amendment to this Current Report on Form 8-K on or prior to March 13, 2000.

     (b) Pro Forma Financial Information. To be filed by Amendment to this Current Report on Form 8-K on or prior to March 13, 2000.

     (c) Exhibits.     The following documents are filed as exhibits to this
                       report:

         2.1 Agreement for the Sale and Purchase of Shares, dated as of December 17, 1999, between DoubleClick Inc. and the Sellers listed on Appendix 1 thereto.


         99.1          Press Release dated December 22, 1999.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DOUBLECLICK INC.


Date: January 12, 2000                      By: /s/ Stephen R. Collins
                                                -------------------------------
                                                Name:  Stephen R. Collins
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX


               Exhibit

                  2.1       Agreement for the Sale and Purchase of Shares, dated
                            December as of 17, 1999, between DoubleClick Inc.
                            and the Sellers listed on Appendix 1 thereto.

                  99.1      Press Release dated December 22, 1999.
